                                                                   EXHIBIT 10.17

                                January 12, 2000


Carlton Turner, President/CEO
Caraloe Incorporated
2001 Walnut Hill Lane
Irving, Texas 75038


RE:  Letter of Agreement Extending Trademark License Agreement and Supply
     Agreement

Dear Mr. Turner:

     This will confirm our understanding in principle related to the extension of the respective Agreements as attached hereto as Exhibit "A" - "Supply Agreement" and Exhibit "B" - "Trademark License Agreement", (collectively the "Agreements") executed by and between Mannatech(TM) Incorporated ("Mannatech") and Caraloe, Incorporated ("Caraloe") on August 14, 1997, (hereinafter collectively, the "Parties") both Agreements to be incorporated by reference as part of this Agreement. It is the intent of the Parties hereto that the Agreements shall remain in full force and effect with the exception of that which the Parties desire to incorporate as additional terms and conditions ("Terms and Conditions") as outlined herein.

     The term of the Agreements shall be extended for a two - (2) year period, commencing August 14, 2000 and ending August 14, 2002.

     Mannatech agrees to purchase from Caraloe, and Caraloe agrees to manufacture and sell to Mannatech, Manapol(R) not less than 600 kilograms per month, but in any event not more than as indicated on the attached Exhibits as attached hereto, Exhibit "C" - "2000 Manapol Usage Forecast" and Exhibit "D" - "2001 Manapol Usage Forecast" (collectively the "Forecasts") unless Mannatech shall notify Caraloe to the contrary in accordance with the requirements of the
Agreement set forth in Exhibit B.   In the event Mannatech anticipates or
requires more Manapol(T) than as specified in the Forecasts, Mannatech shall afford Caraloe ninety (90) days written notice thereof.
       --------

     The Parties further agree that Exhibit A as attached to the Trademark Licensing Agreement shall be amended to include Argentina, Brazil and Chile and other countries as anticipated as indicated and attached hereto as "Exhibit "E"
- "Amended Exhibit A".

     If the foregoing terms and conditions are agreeable to you, please execute and return a duplicate of the original of the letter, such to constitute the agreement between us.




                                          Very Truly Yours,
                                          MANNATECH INCORPORATED


                                           /s/ Charles E. Fioretti
                                           -----------------------
                                           Charles E. Fioretti
                                           Chief Executive Officer

ACCEPTED AND AGREED:
Caraloe Incorporated


By:     /s/Carlton Turner
      -------------------
      Carlton Turner
Its:  President and Chief Executive Officer

                                       2